UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.
__________________________
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT of 1934
(Amendment No. )
__________________________

Filed by the Registrant    ☒    Filed by a Party other than the Registrant    ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12
OUTFRONT Media Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

OUTFRONT MEDIA INC.

2022 Annual Meeting
Vote by June 6, 2022
11:59 PM ET

OUTFRONT MEDIA INC.
C/O EQ SHAREOWNER SERVICES
1110 CENTRE POINT CURVE
SUITE 101
MENDOTA HEIGHTS, MN 55120-4100

D66694-P67376

You invested in OUTFRONT MEDIA INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 7, 2022.**

Get informed before you vote

View the Notice and Proxy Statement and 2021 Annual Report to Stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 24, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 7, 2022
10:00 AM, EDT

Virtually at:
www.virtualshareholdermeeting.com/OUT2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Director Nominees **Nominees:** 1a. Nicolas Brien	For
1b. Angela Courtin	For
1c. Manuel A. Diaz	For
1d. Michael J. Dominguez	For
1e. Jeremy J. Male	For
1f. Peter Mathes	For
1g. Susan M. Tolson	For
1h. Joseph H. Wender	For
2. Ratification of the appointment of PricewaterhouseCoopers LLP to serve as OUTFRONT Media Inc.'s independent registered public accounting firm for fiscal year 2022.	For
3. Approval, on a non-binding advisory basis, of the compensation of OUTFRONT Media Inc.'s named executive officers.	For
NOTE: To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.	

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D66695-P67376